                         THE AMERICAN FUNDS GROUP LOGO

--------------------------------------------------------------------------------
                             FUNDAMENTAL INVESTORS
                                   PROSPECTUS

                                 MARCH 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUNDAMENTAL INVESTORS, INC.

One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

TICKER SYMBOL: ANCFX  NEWSPAPER ABBREV.: FdInv  FUND NO.: 10

-------------------------------------------------------------------

TABLE OF CONTENTS

Risk/Return Summary                                                     2
 ........................................................................
Fees and Expenses of the Fund                                           5
 ........................................................................
Investment Objective, Strategies and Risks                              6
 ........................................................................
Year 2000                                                               9
 ........................................................................
Management and Organization                                            10
 ........................................................................
Shareholder Information                                                12
 ........................................................................
Purchase and Exchange of Shares                                        13
 ........................................................................
Distribution Arrangements                                              17
 ........................................................................
Financial Highlights                                                   18

-------------------------------------------------------------------

10-010-0399/MC                         FUNDAMENTAL INVESTORS / PROSPECTUS      1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks of large, established companies that offer growth potential at reasonable prices.

The fund is designed for investors seeking both capital appreciation and income. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to global economic, political and social events. The prices of equity securities will be affected by events involving securities owned in the fund.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

2     FUNDAMENTAL INVESTORS / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how the fund's results may fluctuate. Past results are not an indication of future results.

  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

[bar chart]

89            28.56%
90            -6.24%
91            30.34%
92            10.19%
93            18.16%
94             1.33%
95            34.21%
96            19.99%
97            26.67%
98            16.72%

[end bar chart]

The fund's highest/lowest quarterly results during this time period were:

X  HIGHEST  15.46% (quarter ended December 31, 1998)

X  LOWEST   -17.24% (quarter ended September 30, 1990)

                                       FUNDAMENTAL INVESTORS / PROSPECTUS      3

For periods ended December 31, 1998:

                                           THE FUND WITH
                                              MAXIMUM
AVERAGE ANNUAL                              SALES CHARGE        S&P       LIPPER
TOTAL RETURN                                DEDUCTED(1)        500(2)    INDEX(3)
---------------------------------------------------------------------------------
One Year                                      10.01%          28.52%     13.58%
 ................................................................................
Five Years                                    17.85%          24.02%     17.83%
 ................................................................................
Ten Years                                     16.62%          19.16%     15.54%
 ................................................................................
Lifetime(4)                                   16.17%          17.19%     15.45%

Yield(1): 1.47%

(For current yield information call American FundsLine-Registered Trademark- at 1-800-325-3590)

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA WHICH REQUIRES THAT THE MAXIMUM SALES CHARGE OF 5.75% BE DEDUCTED AND REFLECT THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. RESULTS WOULD BE HIGHER IF THEY WERE CALCULATED AT NET ASSET VALUE.

(2) THE STANDARD & POOR'S 500 COMPOSITE INDEX REPRESENTS PRIMARILY U.S. STOCKS. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE LIPPER GROWTH & INCOME FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS, OF THE 30 LARGEST QUALIFYING FUNDS. THE QUALIFYING FUNDS COMBINE A GROWTH OF EARNINGS ORIENTATION AND AN INCOME REQUIREMENT FOR LEVEL AND/OR RISING DIVIDENDS. SALES CHARGES AND COMMISSIONS ARE NOT REFLECTED IN THE RESULTS OF THE UNDERLYING FUNDS.

(4) FOR THE PERIOD BEGINNING AUGUST 1, 1978 (WHEN CAPITAL RESEARCH AND MANAGEMENT COMPANY BECAME THE FUND'S INVESTMENT ADVISER).

4   FUNDAMENTAL INVESTORS / PROSPECTUS

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------
Maximum sales charge imposed on
purchases
(AS A PERCENTAGE OF OFFERING PRICE)       5.75%(1)
 ..............................................
Maximum sales charge imposed on
reinvested dividends                         0%
 ..............................................
Maximum deferred sales charge                0%(2)
 ..............................................
Redemption or exchange fees                  0%

(1) SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES.

(2) A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES ON CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS FOLLOWING ANY PURCHASES YOU MADE WITHOUT A SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------
Management Fees                         0.29%
 ............................................
Service (12b-1) Fees                    0.23%*
 ............................................
Other Expenses                          0.11%
 ............................................
Total Annual Fund Operating Expenses    0.63%

 *12b-1 EXPENSES MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE NET ASSETS ANNUALLY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------
One Year                                 $  636
 ..............................................
Three Years                              $  765
 ..............................................
Five Years                               $  906
 ..............................................
Ten Years                                $1,316

                                       FUNDAMENTAL INVESTORS / PROSPECTUS      5

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to achieve long-term growth of capital and income. It invests primarily in common stocks or securities convertible into common stocks.

The prices of equity securities will decline in response to certain events including those directly involving securities owned in the fund, adverse conditions affecting the general economy, or overall market declines.

The fund may also invest in cash or cash equivalents of any issuer to any extent deemed appropriate. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. For example, in response to abnormal market conditions, the fund may invest substantially in cash or cash equivalents. This may detract from the achievement of the fund's objective over the short term, or may protect the fund during a market downturn.


The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when they are judged to no longer represent good long-term value.

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other practices that are described here and in the Statement of Additional Information.

The fund may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. The value of non-U.S. securities can decline in response to various factors, including currency fluctuations, political, social and economic instability, differing securities regulations and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may invest up to 5% of its assets in lower quality debt securities rated Ba and BB or below or unrated but determined to be of equivalent quality. The prices of debt securities fluctuate depending on such factors as changing interest rates, effective maturities and credit ratings. For example, their prices generally decline when interest rates rise and vice versa.

6     FUNDAMENTAL INVESTORS / PROSPECTUS

ADDITIONAL INVESTMENT RESULTS

(For periods ended December 31, 1998)

AVERAGE ANNUAL                           THE FUND WITH NO                   LIPPER
TOTAL RETURN                             SALES CHARGE(1)    S&P 500(2)     INDEX(3)
-----------------------------------------------------------------------
One Year                                      16.72%         28.52%        13.58%

 ....................................................................................
Five Years                                    19.26%         24.02%        17.83%

 ....................................................................................
Ten Years                                     17.31%         19.16%        15.54%

 ....................................................................................
Lifetime(4)                                   16.51%         17.19%        15.45%

THESE RESULTS DO NOT REFLECT SALES CHARGES. SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES AND PURCHASES BY CERTAIN RETIREMENT PLANS.

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA THAT IS REQUIRED FOR ALL STOCK AND BOND FUNDS.

(2) THE STANDARD & POOR'S 500 COMPOSITE INDEX REPRESENTS PRIMARILY U.S. STOCKS. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE LIPPER GROWTH & INCOME FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS, OF THE 30 LARGEST QUALIFYING FUNDS. THE QUALIFYING FUNDS COMBINE A GROWTH OF EARNINGS ORIENTATION AND AN INCOME REQUIREMENT FOR LEVEL AND/OR RISING DIVIDENDS. THE RESULTS OF THE UNDERLYING FUNDS IN THE INDEX INCLUDE THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS BUT DO NOT REFLECT SALES CHARGES AND COMMISSIONS.

(4) FOR THE PERIOD BEGINNING AUGUST 1, 1978 (WHEN CAPITAL RESEARCH AND MANAGEMENT COMPANY BECAME THE FUND'S INVESTMENT ADVISER).

                                       FUNDAMENTAL INVESTORS / PROSPECTUS      7

   THE FOLLOWING CHART ILLUSTRATES THE ASSET MIX OF THE FUND'S INVESTMENT PORTFOLIO AS OF THE END OF THE FUND'S FISCAL YEAR, DECEMBER 31, 1998.

[pie chart]

  US Equities                                                    79.3%
  Non-US Equities                                               14.0%*
  Bonds                                                           1.6%
  Cash and Equivilents                                            5.1%
  * INCLUDING NON-U.S. SECURITIES NOT INCLUDED IN THE S&P
  500.

[end pie chart]

                                PERCENT OF
FIVE LARGEST INDUSTRY HOLDINGS  NET ASSETS
------------------------------------------
Broadcasting & Publishing          8.19%
 .........................................
Telecommunications                 7.60
 .........................................
Health & Personal Care             6.78
 .........................................
Banking                            5.99
 .........................................
Chemicals                          5.80
 .........................................

                                PERCENT OF
TEN LARGEST EQUITY HOLDINGS     NET ASSETS
------------------------------------------
Time Warner                        3.34%
 .........................................
Monsanto                           2.77
 .........................................
Texas Instruments                  2.52
 .........................................
Astra                              1.66
 .........................................
Viacom                             1.47
 .........................................
Warner-Lambert                     1.44
 .........................................
U.S. West                          1.42
 .........................................
American International             1.35
 .........................................
News Corp                          1.28
 .........................................
MediaOne(1)                        1.26

 (1) UPON MATURITY CONVERTS TO AIRTOUCH COMMUNICATIONS.
    BECAUSE THE FUND IS ACTIVELY MANAGED, ITS HOLDINGS WILL CHANGE FROM TIME TO TIME.

8     FUNDAMENTAL INVESTORS / PROSPECTUS

-------------------------------------------------------------------

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

                                       FUNDAMENTAL INVESTORS / PROSPECTUS      9

-------------------------------------------------------------------

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Fundamental Investors are listed on the following page.

10     FUNDAMENTAL INVESTORS / PROSPECTUS

                                                                                                    APPROXIMATE YEARS
                                                                                                   OF EXPERIENCE AS AN
                                                                                                 INVESTMENT PROFESSIONAL
                                                                                                   (INCLUDING THE LAST
                                                                    YEARS OF EXPERIENCE AS             FIVE YEARS)
                                                                     PORTFOLIO COUNSELOR        WITH CAPITAL
                                                                 (AND RESEARCH PROFESSIONAL,    RESEARCH AND
                                                                      IF APPLICABLE) FOR         MANAGEMENT
   PORTFOLIO COUNSELORS FOR                                         FUNDAMENTAL INVESTORS        COMPANY OR
    FUNDAMENTAL INVESTORS              PRIMARY TITLE(S)                 (APPROXIMATE)            AFFILIATES   TOTAL YEARS
-------------------------------------------------------------------------------------------------------------------------
JAMES E. DRASDO                 President and Director of the   15 years (plus 5 years as a     22 years      27 years
                                fund. Senior Vice President     research professional prior to
                                and Director, Capital Research  becoming a portfolio counselor
                                and Management Company          for the fund)
-------------------------------------------------------------------------------------------------------------------------
GORDON CRAWFORD                 Senior Vice President of the    8 years (plus 13 years as a     28 years      28 years
                                fund. Senior Vice President     research professional prior to
                                and Director, Capital Research  becoming a portfolio counselor
                                and Management Company          for the fund)
-------------------------------------------------------------------------------------------------------------------------
DINA N. PERRY                   Senior Vice President of the    6 years (plus 1 year as a       7 years       21 years
                                fund. Senior Vice President,    research professional prior to
                                Capital Research and            becoming a portfolio counselor
                                Management Company              for the fund)
-------------------------------------------------------------------------------------------------------------------------

                                      FUNDAMENTAL INVESTORS / PROSPECTUS      11

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180
                                     [MAP]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

YOU MAY INVEST IN THE FUND THROUGH VARIOUS RETIREMENT PLANS. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

12     FUNDAMENTAL INVESTORS / PROSPECTUS

--------------------------------------------------------------------------------

PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchange of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

------------------------------------------------------------------
To establish an account                                       $250
  For a retirement plan account                               $250
  For a retirement plan account through payroll deduction     $ 25
To add to an account                                          $ 50
  For a retirement plan account through payroll deduction     $ 25

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

                                      FUNDAMENTAL INVESTORS / PROSPECTUS      13

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                                SALES CHARGE AS A PERCENTAGE OF
                                               .................................
                                                                        NET            DEALER CONCESSION
                                                 OFFERING             AMOUNT                AS % OF
INVESTMENT                                         PRICE             INVESTED           OFFERING PRICE
--------------------------------------------------------------------------------------------------------
Less than $50,000                                      5.75%               6.10%             5.00%
 .......................................................................................................
$50,000 but less than $100,000                         4.50%               4.71%             3.75%
 .......................................................................................................
$100,000 but less than $250,000                        3.50%               3.63%             2.75%
 .......................................................................................................
$250,000 but less than $500,000                        2.50%               2.56%             2.00%
 .......................................................................................................
$500,000 but less $1 million                           2.00%               2.04%             1.60%
 .......................................................................................................
$1 million or more and certain other
investments described below                      see below           see below             see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

14     FUNDAMENTAL INVESTORS / PROSPECTUS

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

                                      FUNDAMENTAL INVESTORS / PROSPECTUS      15

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE-REGISTERED TRADEMARK- OR AMERICAN FUNDSLINE ONLINE-REGISTERED TRADEMARK-:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

16     FUNDAMENTAL INVESTORS / PROSPECTUS

-------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to pay dividends to you, usually in February, May, August and December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

                                      FUNDAMENTAL INVESTORS / PROSPECTUS      17

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                  YEAR ENDED DECEMBER 31
                                         ............................................
                                          1998     1997     1996     1995    1994
                                         -----------------------------------------
Net asset value,
beginning of period                       $27.40   $24.54   $22.29  $17.50  $18.15
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        .42      .41      .41     .41     .42
 .................................................................................
Net gains or losses on securities (both
realized and unrealized)                    4.09     6.00     4.00    5.46   (.18)
----------------------------------------------------------------------------------
Total from investment operations            4.51     6.41     4.41    5.87     .24
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net investment income)     (.40)    (.42)    (.40)   (.40)   (.44)
 .................................................................................
Distributions (from capital gains)        (2.59)   (3.13)   (1.76)   (.68)   (.45)
 .................................................................................
Total distributions                       (2.99)   (3.55)   (2.16)  (1.08)   (.89)
----------------------------------------------------------------------------------
Net asset value, end of period            $28.92   $27.40   $24.54  $22.29  $17.50
----------------------------------------------------------------------------------
Total return(1)                           16.72%   26.67%   19.99%  34.21%    1.33
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)  $12,713  $10,465   $7,165  $4,754  $2,611
 .................................................................................
Ratio of expenses to average net assets     .63%     .63%     .66%    .70%    .68%
 .................................................................................
Ratio of net income to average net
assets                                     1.47%    1.54%    1.78%   2.08%   2.45%
 .................................................................................
Portfolio turnover rate                   52.57%   45.09%   39.07%  25.47%  23.02%

(1)EXCLUDES MAXIMUM SALES CHARGE OF 5.75%.

18     FUNDAMENTAL INVESTORS / PROSPECTUS

--------------------------------------------------------------------------------

NOTES

                                      FUNDAMENTAL INVESTORS / PROSPECTUS      19

-------------------------------------------------------------------

NOTES

20     FUNDAMENTAL INVESTORS / PROSPECTUS

-------------------------------------------------------------------

NOTES

                                      FUNDAMENTAL INVESTORS / PROSPECTUS      21

FOR SHAREHOLDER       FOR RETIREMENT PLAN   FOR DEALER
SERVICES              SERVICES              SERVICES
American Funds        Call your employer    American Funds
Service Company       or plan               Distributors
800/421-0180          administrator         800/421-9900 ext.11
                      FOR 24-HOUR INFORMATION
American                    American Funds
FundsLine-Registered        Internet Web site
Trademark-                  http://www.americanfunds.com
800/325-3590

  Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
  ------------------------------------------------------------------

  MULTIPLE TRANSLATIONS

  This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
  ------------------------------------------------------------------

  OTHER FUND INFORMATION

  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Contains additional information about the fund including financial statements, investments results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent auditors' report (in the annual report).

  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.

  A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.

  To request a free copy of any of the documents above:

Call American Funds     or      Write to the Secretary of the
Service Company                 fund
800/421-0180 ext.1              P.O. Box 7650
                                San Francisco, CA 94120

   Investment Company File No. 811-32        [LOGO] Printed on recycled paper

                            FUNDAMENTAL INVESTORS, INC.

                                      Part B
                         Statement of Additional Information

                                    MARCH 1, 1999

This document is not a prospectus but should be read in conjunction with the current prospectus of Fundamental Investors, Inc. (the "fund" or "FI") dated March 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                             Fundamental Investors, Inc.
                                Attention:  Secretary
                                     One Market
                              Steuart Tower, Suite 1800
                              San Francisco, CA  94105
                              Telephone:  (415) 421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents

Item                                                           Page No.



Certain Investment Limitations and Guidelines                  2

Description of Certain Securities and Investment Techniques    2

Fundamental Policies and Investment Restrictions               5

Fund Organization                                              6

Fund Officers and Directors                                    7

Management                                                     11

Dividends, Distributions and Federal Taxes                     13

Purchase of Shares                                             16

Selling Shares                                                 22

Shareholder Account Services and Privileges                    24

Execution of Portfolio Transactions                            26

General Information                                            27

Investment Results and Related Statistics                      29

Description of Bond Ratings                                    34

Financial Statements                                           Attached


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

 The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

- The fund may invest up to 5% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service Inc. (Moody's) or Standard & Poor's Corporation (S&P) or in unrated securities that are determined to be of equivalent quality.

NON-U.S. SECURITIES

- The fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

 The descriptions below are intended to supplement the material in the Prospectus under "Investment Objective, Strategies and Risks."

EQUITY SECURITIES -- The fund will invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

DEBT SECURITIES -- The fund will invest in debt securities. Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 5% of its total assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general difficulty.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The fund's investment adviser, Capital Research and Management Company (the "Investment Adviser"), attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so. It is contemplated that most of the fund's common stock investments will be made in securities that are listed on a stock exchange.

OTHER SECURITIES -- The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non- convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES -- The fund may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investing outside the U.S. involves special risks,, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

CASH EQUIVALENTS -- The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, generally in 13 months or less (25 months in the case of U.S. government securities). These include:
(1) commercial paper (notes issued by corporations or governmental bodies); (2) certificates of deposit and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations; (4) securities of the U.S. Government, its agencies or instrumentalities; and (5) corporate bonds and notes .

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors taking into account factors such as frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller
to repurchase the security at a specified time and price.    The seller must
maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by Capital
Research and Management Company.   If the seller under the repurchase agreement
defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited. The fund does not currently intend (at least for the next 12 months) to invest in repurchase agreements.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental policies and investment restrictions for the protection of the fund's shareholders that may not be changed without approval of the holders of a majority of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities.)

The fund may not:
 1.  borrow money or securities;

 2.  buy securities "on margin";

 3.  effect "short sales" of securities;

 4.  mortgage, pledge or hypothecate securities;

 5. lend money or securities (but the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

 6. invest in the securities of any issuer which, including predecessors, has a record of less than three years continuous operation;

 7. invest in the securities of any issuer if any officer or director of the fund owns more than 1/2 of 1% of the securities of that issuer or if the fund's officers and directors together own more than 5% of the securities of that issuer;

 8. invest any of its assets in the securities of any managed investment trust or of any other managed investment company;

 9. invest more than 5% of its total assets at the market value at the time of investment in securities of any one issuer, or hold more than 10% of such securities of any one issuer, but these limitations do not apply to obligations of or guaranteed by the U.S.;

 10.  purchase or sell real estate;

 11.  purchase or sell commodities or commodity contracts;

 12.  act as underwriter of securities issued by other persons;

 13. make investments in other companies for the purpose of exercising control or management;

 14. concentrate its investments in any one industry or group of industries, but may invest up to 25% of its assets in any one industry.

Notwithstanding investment restriction number 8, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

For purposes of investment restriction number 14, the fund will not invest 25% or more (rather than more than 25%) of its total assets in the securities of issuers in the same industry.

Although not fundamental policies, the fund has further agreed that it will not invest in puts or calls; or invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market).

No officer or director of the fund may sell portfolio securities to the fund or buy portfolio securities from it.

                               FUND ORGANIZATION

The fund is an open-end, diversified management investment company. It was organized as a Delaware corporation on October 17, 1932, and reincorporated in Maryland on February 1, 1990.

All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Directors and Officers" below.
They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME,                       POSITION          PRINCIPAL             AGGREGATE            TOTAL                 TOTAL
ADDRESS                     WITH              OCCUPATION(S)         COMPENSATION         COMPENSATION          NUMBER
AND AGE                     REGISTRANT        DURING PAST 5         (INCLUDING           (INCLUDING            OF FUND
                                              YEARS                 VOLUNTARILY          VOLUNTARILY           BOARDS
                                                                    DEFERRED             DEFERRED              ON WHICH
                                                                    COMPENSATION         COMPENSATION          DIRECTOR
                                                                    /1/) FROM FUND       /1/) FROM ALL         SERVES
                                                                    DURING FISCAL        FUNDS MANAGED         /2/
                                                                    YEAR ENDED           BY CAPITAL
                                                                    12/31/98             RESEARCH AND
                                                                                         MANAGEMENT
                                                                                         COMPANY OR ITS
                                                                                         AFFILIATES/2/
                                                                                         FOR THE YEAR
                                                                                         ENDED 12/31/98

Guilford C. Babcock         Director          Associate             $16,000 /3/          $34,200               2
1575 Circle Drive                             Professor of
San Marino, CA 91108                          Finance,
Age:  67                                      School of
                                              Business
                                              Administration,
                                              University of
                                              Southern
                                              California

+James E. Drasdo            President,        Senior Vice           none/5/              none/5/               1
333 South Hope Street       PEO and           President and
Los Angeles, CA 90071       Director          Director,
Age: 53                                       Capital
                                              Research and
                                              Management
                                              Company

Robert A. Fox               Director          President and         $13,867              $106,817              6
P. O. Box 457                                 Chief Executive
Livingston, CA 95334                          Officer, Foster
Age: 61                                       Farms

Roberta L. Hazard           Director          Consultant,           $13,367              $66,317               4
1419 Audmar Drive                             Rear Admiral,
McLean, VA 22101                              United States
Age: 64                                       Navy (Retired)

Leonade D. Jones            Director          Former                $13,367              $107,967              6
1536 Los Montes Drive                         Treasurer; The
Burlingame, CA 94010                          Washington Post
Age: 51                                       Company

John G. McDonald            Director          The IBJ               $16,117              $201,867              7
Graduate School of                            Professor of
Business                                      Finance,
Stanford University                           Graduate School
Stanford, CA  94305                           of Business,
Age: 61                                       Stanford
                                              University

Gail L. Neale               Director          President, The        $19,650 /3/          $74,100               5
The Lovejoy                                   Lovejoy
Consulting Group,                             Consulting
Inc.                                          Group, Inc.;
154 Prospect Parkway                          former
Burlington, VT 05401                          Executive Vice
Age: 63                                       President,
                                              Salzburg
                                              Seminar

+James W. Ratzlaff          Director          Senior Partner,       none/4/              none/4/               8
333 South Hope Street                         The Capital
Los Angeles, CA 90071                         Group Partners,
Age: 62                                       L.P.

Henry E. Riggs              Director          President, Keck       $22,150 /3/          $81,900               4
Keck Graduate                                 Graduate
Institute of Applied                          Institute of
Life Sciences                                 Applied Life
1263 Dartmouth                                Sciences;
Claremont, CA 91711                           former
Age:  63                                      President and
                                              Professor of
                                              Engineering,
                                              Harvey Mudd
                                              College

+James F. Rothenberg        Director          President and         none/4/              none/4/               3
333 South Hope Street                         Director,
Los Angeles, CA 90071                         Capital
Age: 52                                       Research and
                                              Management
                                              Company

Patricia K. Woolf           Director          Private               $16,117              $109,217              6
506 Quaker Road                               investor;
Princeton, NJ 08540                           Lecturer,
Age: 64                                       Department of
                                              Molecular
                                              Biology,
                                              Princeton
                                              University;
                                              Corporation
                                              Director


+ Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to
(i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
(iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: Guilford C. Babcock ($107,591), Robert A. Fox ($14,967), John G. McDonald ($27,102), Gail L. Neale ($57,687), and Henry E. Riggs ($122,665).
Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ James E. Drasdo, James W. Ratzlaff, and James F. Rothenberg are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.
                                    Officers

NAME AND ADDRESS             AGE      POSITION(S)      PRINCIPAL
                                      HELD WITH        OCCUPATION(S) DURING
                                      REGISTRANT       PAST 5 YEARS

Gordon Crawford              51       Senior Vice      Capital Research and
333 South Hope Street                 President        Management Company,
Los Angeles, CA 90071                                  Senior Vice President
                                                       and Director

Paul G. Haaga, Jr.           50       Senior Vice      Capital Research and
333 South Hope Street                 President        Management Company,
Los Angeles, CA 90071                                  Executive Vice
                                                       President and
                                                       Director

Dina N. Perry                53       Senior Vice      Capital Research and
3000 K Street, N.W.,                  President        Management Company,
Suite 230                                              Senior Vice President
Washington, D.C.
20007-5124

Michael T. Kerr              31       Vice             Capital Research
333 South Hope Street                 President        Company, Executive
Los Angeles, CA 90071                                  Vice President and
                                                       Research Director

C. Ross Sappenfield          33       Vice             Capital Research
333 South Hope Street                 President        Company, Vice President
Los Angeles, CA  90071

Julie F. Williams            50       Secretary        Capital Research and
333 South Hope Street                                  Management Company,
Los Angeles, CA 90071                                  Vice President - Fund
                                                       Business Management
                                                       Group

Sheryl F. Johnson            30       Treasurer        Capital Research and
5300 Robin Hood Road                                   Management Company,
Norfolk, VA  23513                                     Senior Vice President
                                                       - Fund Business
                                                       Management Group

Robert P. Simmer             36       Assistant        Capital Research and
5300 Robin Hood Road                  Treasurer        Management Company,
Norfolk, VA 23513                                      Vice President - Fund
                                                       Business Management
                                                       Group


All of the officers listed also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The compensation paid by the fund to directors who are not affiliated with the Investment Adviser is $13,000 per annum, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $4,000 per annum from the fund if they serve as a member of four proxy committees, or $5,500 if they serve as a member of two proxy
committees, meeting jointly.   No pension or retirement benefits are accrued as
part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 1, 1999 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Advisory Agreement) between the fund and the Investment Adviser dated as of December 1, 1991 and approved by shareholders on November 14, 1991, was amended by the Board of effective September 1, 1998. The Agreement will continue until the close of business on August 31, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser as provided herein. Such expenses shall include, but shall not be limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The Advisory Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

As compensation for its services, the Investment Adviser receives a monthly fee which is based on prior month-end net assets and is calculated at an annual rate of 0.39% on the first $1 billion of the fund's net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus .27% on net assets over $5 billion to $8 billion, plus .258% on net assets over $8 billion to $13 billion, plus .252% on net assets over $13 billion. During the fiscal years ended December 31, 1998, 1997, and 1996, the Investment Adviser received from the fund advisory fees of $33,742,000, $26,675,000, and $18,267,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the Principal Underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1. The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended December 31, 1998, amounted to $7,753,000 after allowance of $38,376,000 to dealers. During the fiscal years ended December 31, 1997 and 1996, the Principal Underwriter retained $8,356,000 and $7,993,000 after allowance of $41,667,000 and
$40,389,000 to dealers, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not "interested" persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may, due to present or past affiliations with the Investment Adviser and related companies, be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code (the "Code") including a "401(k) plan with 100 or more eligible employees or a community foundation).

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the year ended December 31, 1998, the fund paid or accrued $26,855,000 under the Plan as compensation to dealers. As of December 31, 1998, distribution expenses accrued and unpaid distribution expenses were $2,627,000.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it generally will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (I) at least 50% of the market value of the fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (I) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (I) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to quality for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders will be entitled to take a foreign tax credit or deduction for such foreign taxes. Corporate shareholders of the fund will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the fund to the extent the fund's income is derived from dividends received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares on which the dividends are paid for at least 46 days.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at the rate of 30% if the individual is physically present in the U.S. during the tax year for more than 182 days.

As of the date of this statement of additional information, the maximum federal individual stated tax rate generally applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate generally applicable to net capital gains on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net
capital gain is 35%.   However, to eliminate the benefit of lower marginal
corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,700 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contribute to all IRAs (deductible, nondeductible and Roth IRAs) per year is the lesser of $2,000 or the individual's compensation for the year. In some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

METHOD                INITIAL INVESTMENT                    ADDITIONAL INVESTMENTS

                      See "Investment Minimums and          $50 minimum (except where a lower
                      Fund Numbers" for initial             minimum is noted under "Investment
                      investment minimums.                  Minimums and Fund Numbers").

By contacting         Visit any investment dealer           Mail directly to your investment
your investment       who is registered in the state        dealer's address printed on your
dealer                where the purchase is made and        account statement.
                      who has a sales agreement with
                      American Funds Distributors.

By mail               Make your check payable to the        Fill out the account additions form
                      fund and mail to the address          at the bottom of a recent account
                      indicated on the account              statement, make your check payable to
                      application.  Please indicate         the fund, write your account number
                      an investment dealer on the           on your check, and mail the check and
                      account application.                  form in the envelope provided with
                                                            your account statement.

By telephone          Please contact your investment        Complete the "Investments by Phone"
                      dealer to open account, then          section on the account application or
                      follow the procedures for             American FundsLink Authorization
                      additional investments.               Form.  Once you establish the
                                                            privilege, you, your financial
                                                            advisor or any person with your
                                                            account information can call American
                                                            FundsLine(R) and make investments by
                                                            telephone (subject to conditions
                                                            noted in "Shareholder Account
                                                            Services and Privileges - Telephone
                                                            and Computer Redemptions and
                                                            Exchanges" below).

By computer           Please contact your investment        Complete the American FundsLink
                      dealer to open account, then          Authorization Form.  Once you
                      follow the procedures for             establish the privilege, you, your
                      additional investments.               financial advisor or any person with
                                                            your account information may access
                                                            American FundsLine OnLine(SM) on the
                                                            Internet  and make investments by
                                                            computer (subject to conditions noted
                                                            in "Shareholder Account Services and
                                                            Privileges - Telephone and Computer
                                                            Purchases, Redemptions and Exchanges"
                                                            below).

By wire               Call 800/421-0180 to obtain           Your bank should wire your additional
                      your account number(s), if            investments in the same manner as
                      necessary.  Please indicate an        described under "Initial Investment."
                      investment dealer on the
                      account.  Instruct your bank
                      to wire funds to:
                      Wells Fargo Bank
                      155 Fifth Street
                      Sixth Floor
                      San Francisco, CA 94106
                      (ABA #121000248)
                      For credit to the account of:
                      American Funds Service
                      Company
                      a/c #4600-076178
                      (fund name)
                      (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(SM)

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(R)

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(SM)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of                  1,000                   19
America(R)

The Tax-Exempt Fund of                       1,000                   20
California(R)*

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(R)

The Tax-Exempt Money Fund of                 2,500                   39
America(SM)

The U.S. Treasury Money Fund of              2,500                   49
America(SM)

*Available only in certain states.


For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees may be made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by the Investment Adviser, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans foundations and endowments with assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the normal close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company, other than the money market funds, are valued, and the net asset value per share is determined as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Assets or liabilities and income ore expenses initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

 2.  Liabilities, including accruals of taxes and other expense items, are
deducted from total   assets.

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or though an investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

-  Requests must be signed by the registered shareholder(s)
-  A signature guarantee is required if the redemption is:

  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

-  You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)

- Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

-  Checks must be made payable to the registered shareholder(s).

- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

  MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

- You may establish check writing privileges (use the money market funds application)

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within 12 months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

REDEMPTION OF SHARES - The Transfer Agent may redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders, (determined, for this purpose only as the greater of the shareholder's cost or current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make regular monthly or quarterly investments into The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50
minimum) and the date on which you would like your investments to occur.    The
plan will begin within 30 days after your account application is received.
Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends or dividends and capital gain distributions into any other fund in The American Funds Group subject to the following conditions:

 (a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 (b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, dividends and capital gain distributions must be automatically reinvested

 (c) If you discontinue the cross-reinvestment of distributions, the value of the account in the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Shareholder Information - American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine or American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) and computer (including American FundsLine OnLine), fax or telegraph redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them
at any time by writing the Transfer Agent).   If the Transfer Agent does not
employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trust or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions during the years ended December 31, 1998, 1997, and 1996, amounted to $9,944,000, $7,913,000, and
$6,066,000,  respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related
shareholder service functions.    American Funds Service Company was paid a fee
of $8,550,000 for the fiscal year ended December 31, 1998.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report, have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent auditor is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31.   The
fund provides shareholders at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER VOTING RIGHTS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16E of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE--DECEMBER 31, 1998



Net asset value and redemption price per share             $28.92
  (Net assets divided by shares outstanding)

Maximum offering price per share                           $30.68
  (100/94.25 of net asset value per share which
  takes into account the fund's current maximum
  sales charge)


                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.47% for the 30-day (or one month) period ended December 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

       b = expenses accrued for the period (net of reimbursements).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period.

As of December 31, 1998, the fund's total return over the past twelve months and average annual total returns over the past five and ten-year periods were 10.01%, 17.85% and 16.62%, respectively. The fund's total return at net asset value over the past 12 months and average annual total return for the five- and ten-year periods ending on December 31, 1998 was 16.72%, 19.26%, and 17.31%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months.
The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                     THE FUND VS. VARIOUS UNMANAGED INDICES

Period            FI         DJIA/1/     S&P 500/2/     Average
1/1 - 12/31                                             Savings
                                                        Account/3/

1989 - 1998       +365%      +460%       +477%          +60%

1988 - 1997       +362       +452        +424           +63

1987 - 1996       +278       +366        +314           +65

1986 - 1995       +285       +360        +299           +70

1985 - 1994       +273       +349        +282           +76

1984 - 1993       +290       +333        +301           +87

1983 - 1992       +316       +367        +346           +98

1982 - 1991       +406       +452        +404           +111

1981 - 1990       +284       +328        +267           +121

1980 - 1989       +396       +426        +402           +124

1979 - 1988       +345       +340        +352           +124

1978# - 1987      +273       +265        +280           +117


_____________
# From 7/31/78, the date Capital Research and Management Company became the fund's Investment Adviser.

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

    If you are considering the fund for an Individual Retirement Account...

Here's how much you would have if you invested $2,000 a year in the fund over the past 5 and 10 years and the period under CRMC management:



5 Years                   10 Years                Lifetime

(1/1/94 - 12/31/98)       (1/1/89 - 12/31/98)     (7/31/78 - 12/31/98)



$17,365                   $52,916                 $314,088


           See the difference time can make in an investment program

If you had invested                        ...and taken all
$10,000 in the fund                        distributions in
this many years                            shares, your investment
ago...                                     would have been worth
                                           this much at December
                                           31, 1998

          |                                        |

Number of Years          Periods           Value**
                         1/1-12/31



1                               1998       $ 11,001

2                        1997 - 1998       13,933

3                        1996 - 1998       16,720

4                        1995 - 1998       22,436

5                        1994 - 1998       22,734

6                        1993 - 1998       26,864

7                        1992 - 1998       29,597

8                        1991 - 1998       38,595

9                        1990 - 1998       36,185

10                       1989 - 1998       46,516

11                       1988 - 1998       53,936

12                       1987 - 1998       55,956

13                       1986 - 1998       68,288

14                       1985 - 1998       88,912

15                       1984 - 1998       94,060

16                       1983 - 1998       118,637

17                       1982 - 1998       159,025

18                       1981 - 1998       157,151

19                       1980 - 1998       190,493

20                       1979 - 1998       219,845

Lifetime*                1978 - 1998       213,421



* From July 31, 1978, the date Capital Research and Management Company became the fund's Investment Adviser.

** Results assume deduction of the maximum sales charge of 5.75% from the initial purchase payment.

             Illustration of a $10,000 investment in the fund
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES
(For the period under CRMC management:   July 31, 1979 - December 31, 1998)

                 COST OF SHARES                                   VALUE OF SHARES**



Fiscal           Annual       Dividends        Total          From           From           From           Total
Year End         Dividends    (cumulative)     Investment     Initial        Capital        Dividends      Value
December 31                                    Cost           Investment     Gains          Reinvested
                                                                             Reinvested



1978*            $   217      $    217         $10,217        $  8,947       --             $   208        $  9,155

1979             421          638              10,638         9,892          --             664            10,556

1980             603          1,241            11,241         11,390         --             1,417          12,807

1981             665          1,906            11,906         10,688         --             1,966          12,654

1982             769          2,675            12,675         13,522         --             3,435          16,957

1983             755          3,430            13,430         16,424         --             4,965          21,389

1984             734          4,164            14,164         16,113         $    841       5,667          22,621

1985             795          4,959            14,959         19,379         2,351          7,718          29,448

1986             894          5,853            15,853         19,177         8,262          8,502          35,941

1987             1,034        6,887            16,887         18,151         10,221         8,923          37,295

1988             1,328        8,215            18,215         19,703         12,464         11,079         43,246

1989               1,877      10,092           20,092         22,173         19,099         14,325         55,597

1990               1,678      11,770           21,770         19,325         18,712         14,093         52,130

1991               1,477      13,247           23,247         23,576         25,593         18,778         67,947

1992              1,655       14,902           24,902         23,644         30,728         20,499         74,871

1993             1,857        16,759           26,759         24,494         40,880         23,092         88,466

1994             2,171        18,930           28,930         23,617         41,632         24,392         89,641

1995             2,082        21,012           31,012         30,081         56,840         33,385         120,306

1996             2,188        23,200           33,200         33,117         72,223         39,011         144,351

1997             2,511        25,711           35,711         36,977         99,784         46,094         182,855

1998             2,690        28,401           38,401         39,028         123,062        51,331         213,421


The dollar amount of capital gain distributions during the period was $86,744.

* From July 31, 1978, the date Capital Research and Management Company became the fund's Investment Adviser.

** Results assume deduction of the maximum sales charge of 5.75% from the initial purchase payment.

EXPERIENCE OF INVESTMENT ADVISER

 Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (138 in all), those funds have had better total returns than their comparable Lipper Indexes in 128 of the 138 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. The fund may also combine its results with those of other funds in The American Funds Group for
purposes of illustrating investment strategies involving multiple funds.    For
educational purposes, fund literature may contain discussions and/or illustrations of volatility, risk tolerance, asset allocation and investment strategies.

                          DESCRIPTION OF BOND RATINGS
                            CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - December 31, 1998

                                                                                            Percent
                                                                                             Of Net            Percent
LARGEST EQUITY HOLDINGS                                                                      Assets         Change (1)

Time Warner                                                                                    3.34%          + 100.2%
Monsanto                                                                                        2.77             +13.1
Texas Instruments                                                                               2.52             +90.1
Astra                                                                                           1.66            + 20.4
Viacom                                                                                          1.47            + 76.6
Warner-Lambert                                                                                  1.44             +81.9
U S WEST                                                                                        1.42             +43.2
American International                                                                          1.35            + 33.3
News Corp.                                                                                      1.28            + 20.7
MediaOne (2)                                                                                    1.26         +14.2 (3)

(1) Reflects increase in market price for the year ended 12/31/98.
    (excludes dividends.)

(2) Upon maturity converts to AirTouch Communications.

(3) Not held for the entire period.
 Change reflects the increase from 7/31/98-12/31/98.


                                                                                            Percent
                                                                                             Of Net
Largest Industry Holdings                                                                    Assets

Broadcasting & Publishing                                                                     8.19%
Telecommunications                                                                              7.60
Health & Personal Care                                                                          6.78
Banking                                                                                         5.99
Chemicals                                                                                       5.80



                                                                                          Shares or             Market     Percent
EQUITY SECURITIES                                                                         Principal              Value      of Net
(Common and Preferred Stocks and                                                             Amount              (000)      Assets
 Convertible Debentures)
----------------------------------------------------                                     ----------         ----------  ----------
Broadcasting & Publishing- 4.88%
Time Warner Inc.                                                                           6,844,000           $424,756       3.34%
Viacom Inc., Class B (1)                                                                   1,355,000            100,270
Viacom Inc., Class A (1)                                                                   1,175,600             86,480        1.47
News Corp. Ltd. (ADR) (Australia)                                                          3,150,000             83,278
News Corp. Ltd., preferred (ADR) (Australia)                                               3,200,000             79,000        1.28
Dow Jones & Co., Inc.                                                                      1,500,000             72,187         .57
Comcast Corp., Class A, special stock                                                      1,110,784             65,189         .51
Fox Entertainment Group, Inc., Class A (1)                                                 2,000,000             50,375         .40
E.W. Scripps Co., Class A                                                                    700,000             34,825         .27
Tele-Communications, Inc., Series A, Liberty Media Group (1)                                 564,756             26,014         .20
Tele-Communications, Inc., Series A,  TCI Group (1)                                          300,000             16,594         .13
MediaOne Group Inc., Series D, 4.50% convertible preferred                                    27,000              2,565         .02
Telecommunications- 7.60%
U S WEST, Inc.                                                                             2,800,000            180,950        1.42
MediaOne Group, Inc., premium income exchangeable security,
 6.25% 2001                                                                                2,400,000            159,600        1.26
AT&T Corp.                                                                                 2,076,300            156,242        1.23
Sprint Corp.                                                                               1,414,300            118,978         .94
Frontier Corp.                                                                             3,100,000            105,400         .83
Telecomunicacoes Brasileiras SA (Brazil)                                                     800,000             58,150         .46
Bell Atlantic Corp.                                                                        1,000,000             56,813         .44
Tele-Communications, Inc., Series A, TCI Ventures Group (1)                                2,100,000             49,481         .39
Ameritech Corp.                                                                              700,000             44,363         .35
MCI WorldCom, Inc. (formerly WorldCom, Inc.) (1)                                             500,000             35,875         .28
Health & Personal Care- 6.78%
Astra AB  Class A (ADR) (Sweden)                                                          10,183,333            210,668        1.66
Warner-Lambert Co.                                                                         2,440,000            183,458        1.44
Zeneca Group PLC (United Kingdom)                                                          2,000,000             86,987         .69
Gillette Co.                                                                               1,800,000             86,962         .69
Pfizer Inc                                                                                   600,000             75,262         .59
Pharmacia & Upjohn, Inc.                                                                   1,200,000             67,950         .53
Amgen Inc. (1)                                                                               500,000             52,281         .41
American Home Products Corp.                                                                 725,000             40,827         .32
Johnson & Johnson                                                                            240,000             20,130         .16
Kimberly-Clark Corp.                                                                         350,000             19,075         .15
Eli Lilly and Co.                                                                            200,000             17,775         .14
Banking- 5.99%
Chase Manhattan Corp.                                                                      2,000,000            136,125        1.07
BankAmerica Corp.                                                                          1,900,000            114,237         .90
First Union Corp.                                                                          1,854,504            112,777         .89
Citigroup Inc.                                                                             2,000,000             99,000         .78
J.P. Morgan & Co. Inc.                                                                       700,000             73,544         .58
Washington Mutual Savings Bank                                                             1,600,000             61,100         .48
Marshall & Ilsley Corp.                                                                    1,026,500             59,986         .47
Wells Fargo & Co.                                                                          1,400,000             55,913         .44
KeyCorp                                                                                    1,200,000             38,400         .30
BANK ONE CORP.                                                                               209,000             10,672         .08
Chemicals- 5.80%
Monsanto Co.                                                                               7,403,200            351,652        2.77
Imperial Chemical Industries PLC (ADR) (United Kingdom)                                    3,500,000            122,281         .96
Air Products and Chemicals, Inc.                                                           1,900,000             76,000         .60
Bayer AG (Germany)                                                                         1,480,000             61,711         .48
Dow Chemical Co.                                                                             625,000             56,836         .45
International Flavors & Fragrances Inc.                                                      881,800             38,965         .30
Praxair, Inc.                                                                                394,700             13,913         .11
BOC Group PLC (United Kingdom)                                                               600,000              8,589         .07
Witco Corp.                                                                                  500,000              7,969         .06
Electronic Components- 5.40%
Texas Instruments Inc.                                                                     3,743,256            320,282        2.52
Corning Inc.                                                                               2,186,100             98,375         .77
Motorola, Inc.                                                                             1,502,300             91,734         .72
Intel Corp.                                                                                  750,000             88,922         .70
AMP Inc.                                                                                     697,800             36,329         .29
SCI Systems, Inc. (1)                                                                        600,000             34,650         .27
Micron Technology, Inc. (1)                                                                  200,000             10,113         .08
Western Digital Corp. 0% convertible
 subordinated debentures 2018 (2)                                                        $22,500,000              6,806         .05
Insurance- 4.99%
American International Group, Inc.                                                         1,770,000            171,026        1.35
Marsh & Mclennan Companies, Inc.                                                           1,950,000            113,953         .90
EXEL Ltd.                                                                                  1,059,200             79,440         .62
MGIC Investment Corp.                                                                      1,905,000             75,843         .60
Lincoln National Corp.                                                                       900,000             73,631         .58
Aetna Inc.                                                                                   550,000             43,244
Aetna Inc., Class C, 6.25% convertible preferred                                             300,000             22,819         .52
20th Century Industries                                                                    2,000,000             46,375         .36
PMI Group, Inc.                                                                              160,000              7,900         .06
Energy Sources & Equipment- 4.65%
Suncor Energy Inc. (Canada)                                                                3,890,000            116,725         .92
Murphy Oil Corp.                                                                           1,763,400             72,740         .57
Phillips Petroleum Co.                                                                     1,555,000             66,282         .52
Baker Hughes Inc. (formerly listed as Western Atlas Inc.)                                  3,441,530             60,872         .48
Atlantic Richfield Co.                                                                       700,000             45,675         .36
Unocal Capital Trust $3.125 convertible preferred                                            450,000             21,909
Unocal Corp.                                                                                 700,000             20,431         .33
Texaco Inc.                                                                                  800,000             42,300         .33
Royal Dutch Petroleum Co. (New York Registered)
 (Netherlands)                                                                               500,000             23,938
"Shell" Transport and Trading Co., PLC
 (New York Registered) (United Kingdom)                                                      450,000             16,734         .32
Shell Canada Ltd., Class A (Canada)                                                        2,649,900             40,189         .32
Sunoco, Inc.                                                                                 680,500             24,541         .19
Imperial Oil Ltd. (Canada)                                                                 1,161,900             18,663         .15
Schlumberger Ltd. (Netherlands Antilles)                                                     300,000             13,838         .11
Diamond Offshore Drilling, Inc. 3.75% convertible debentures 2007                         $6,500,000              5,948         .05
Business & Public Services- 3.65%
FDX Corp. (1)                                                                              1,300,000            115,700         .91
Cendant Corp. (1)                                                                          2,700,000             51,469
Cendant Corp. 7.50% PRIDES convertible preferred                                           1,242,100             41,455         .79
Cendant Corp. 3.00% convertible debentures 2002 (2)                                       $7,900,000              7,406
Electronic Data Systems Corp.                                                              2,000,000            100,500         .79
Avery Dennison Corp.                                                                       1,000,000             45,063         .35
Columbia/HCA Healthcare Corp.                                                              1,140,000             28,215         .22
First Data Corp.                                                                             700,000             22,181         .17
Galileo International, Inc.                                                                  400,000             17,400         .14
Waste Management, Inc. (formerly USA Waste Services, Inc.)
 4.00% convertible debentures 2002                                                       $11,000,000             13,090         .10
Budget Group, Inc. 6.25% TIDES convertible preferred 2005                                    300,000             11,550         .09
FIRST HEALTH Group Corp. (1)                                                                 672,500             11,138         .09
Data Processing & Reproduction- 3.36%
International Business Machines Corp.                                                        500,000             92,375         .73
Hewlett-Packard Co.                                                                        1,350,000             92,222         .73
Microsoft Corp. (1)                                                                          500,000             69,344         .54
Computer Associates International, Inc.                                                    1,100,000             46,887         .37
Oracle Corp. (1)                                                                             900,000             38,812         .31
Lexmark International Group, Inc., Class A  (1)                                              270,000             27,135         .21
Compaq Computer Corp.                                                                        500,000             20,969         .16
GTECH Holdings Corp. (1)                                                                     700,000             17,937         .14
Silicon Graphics, Inc. (1)                                                                   885,500             11,401         .09
Gateway 2000, Inc. (1)                                                                       200,000             10,238         .08
Merchandising- 3.34%
American Stores Co.                                                                        4,045,000            149,412        1.18
May Department Stores Co.                                                                  1,300,000             78,488         .62
Limited Inc.                                                                               2,225,000             64,803         .51
Dillard's Inc.                                                                             1,400,000             39,725         .31
J.C. Penney Co., Inc.                                                                        600,000             28,125         .22
Lowe's Companies, Inc.                                                                       480,000             24,570         .19
Koninklijke Ahold NV 3.00% convertible debentures 2003
 (Netherlands)                                                                           $18,900,000             11,907         .09
Cardinal Health, Inc., Class A                                                               154,650             11,734         .09
AutoZone, Inc. (1)                                                                           300,000              9,881         .08
Venator Group Inc. (1)                                                                       900,000              5,794         .05
Food & Household Products- 2.99%
Colgate-Palmolive Co.                                                                      1,000,000             92,875         .73
Dole Food Co., Inc.                                                                        2,700,000             81,000         .64
Kellogg Co.                                                                                1,700,000             58,013         .45
Unilever NV (New York Registered) (Netherlands)                                              600,000             49,763         .39
Archer Daniels Midland Co.                                                                 2,425,500             41,688         .33
Nabisco, Inc., Class A                                                                     1,000,000             41,500         .33
General Mills, Inc.                                                                          202,100             15,713         .12
Utilities: Electric & Gas- 2.62%
Baltimore Gas and Electric Co.                                                             2,000,000             61,750         .49
Western Resources, Inc.                                                                    1,599,900             53,197         .42
KeySpan Energy Corp. (formerly MarketSpan Corp.)                                           1,584,000             49,104         .39
DTE Energy Co.                                                                             1,050,000             45,019         .35
Williams Companies, Inc.                                                                   1,000,000             31,187         .25
Southern Co.                                                                                 982,400             28,551         .22
Florida Progress Corp.                                                                       500,000             22,406         .18
Eastern Utilities Associates                                                                 640,000             18,080         .14
Duke Energy Corp.                                                                            205,200             13,145         .10
Texas Utilities Co. 6.20% 2002                                                               120,800              5,640         .04
Entergy Corp.                                                                                150,000              4,669         .04
Automobiles- 2.56%
DaimlerChrysler AG (New York Registered)
 (formerly Chrysler Corp.) (Germany) (1)                                                   1,247,000            119,790         .94
General Motors Corp.                                                                       1,350,000             96,609         .76
Nissan Motor Co., Ltd. (Japan)                                                            23,000,000             70,034         .55
Honda Motor Co., Ltd. (Japan)                                                              1,200,000             39,180         .31
Forest Products & Paper- 2.28%
Union Camp Corp.                                                                           1,100,000             74,250         .59
Weyerhaeuser Co.                                                                           1,450,000             73,678         .58
International Paper Co.                                                                    1,100,000             49,294         .39
Georgia-Pacific Corp.                                                                        400,000             23,425
Georgia-Pacific Corp., Timber Group                                                          400,000              9,525         .26
Fort James Corp.                                                                             600,000             24,000         .19
Chesapeake Corp.                                                                             559,100             20,617         .16
Bowater Inc.                                                                                 350,000             14,525         .11
Transportation: Airlines- 2.08%
Delta Air Lines, Inc.                                                                      2,806,600            145,943        1.15
AMR Corp. (1)                                                                              2,000,000            118,750         .93
Financial Services- 1.98%
Freddie Mac                                                                                1,200,000             77,325         .61
Household International, Inc.                                                              1,700,000             67,363         .53
Capital One Financial Corp.                                                                  495,000             56,925         .45
Fannie Mae                                                                                   600,000             44,400         .35
Bell Atlantic Financial Services, Inc., Senior Exchangeable
 Notes, 4.25% 2005 (2)                                                                    $5,000,000              5,125         .04
Leisure & Tourism- 1.81%
Mc Donald's Corp.                                                                          1,900,000            145,588        1.15
Walt Disney Co.                                                                            2,800,000             84,000         .66
Multi-Industry- 1.63%
AlliedSignal Inc.                                                                          2,200,000             97,488         .77
Textron Inc.                                                                               1,073,200             81,496         .64
Canadian Pacific Ltd. (Canada)                                                             1,500,000             28,312         .22
Machinery & Engineering- 1.62%
Caterpillar Inc.                                                                           2,000,000             92,000         .72
Deere & Co.                                                                                2,200,000             72,875         .57
Parker Hannifin Corp.                                                                      1,275,000             41,756         .33
Aerospace & Military Technology- 1.60%
Raytheon Co., Class B                                                                        662,500             35,278
Raytheon Co., Class A                                                                        670,232             34,643         .55
Boeing Co.                                                                                 1,741,340             56,811         .45
Northrop Grumman Corp.                                                                       700,000             51,187         .40
Sundstrand Corp.                                                                             500,000             25,937         .20
Recreation & Other Consumer Products- 1.40%
EMI Group PLC (United Kingdom)                                                            12,863,600             85,779         .67
Eastman Kodak Co.                                                                            900,000             64,800         .51
Nintendo Co., Ltd. (Japan)                                                                   160,000             15,418         .12
Hasbro, Inc.                                                                                 350,000             12,644         .10
Beverages & Tobacco- 1.28%
Seagram Co. Ltd. (Canada)                                                                  3,400,000            129,200        1.02
PepsiCo, Inc.                                                                                800,000             32,750         .26
Electrical & Electronics- 1.25%
Siemens AG (Germany)                                                                       1,200,000             77,338         .61
Telefonaktiebolaget LM Ericsson, Class B (ADR) (Sweden)                                    1,600,000             38,300         .30
Northern Telecom Ltd.(Canada)                                                                613,440             30,749         .24
Nokia Corp., Class A (ADR) (Finland)                                                         100,000             12,044         .10
Industrial Components- 1.19%
Federal-Mogul Corp.                                                                        1,450,000             86,275         .68
Dana Corp.                                                                                 1,100,000             44,962         .35
Genuine Parts Co.                                                                            525,000             17,555         .14
Rockwell International Corp.                                                                  48,100              2,336         .02
Electronic Instruments- 0.94%
Perkin-Elmer Corp.                                                                         1,228,800            119,885         .94
Metals: Nonferrous- 0.91%
Alcoa Inc. (formerly Aluminum Co. of America)                                                900,000             67,106         .53
Phelps Dodge Corp.                                                                           800,000             40,700         .32
Cyprus Amax Minerals Co., Series A,
 convertible preferred                                                                       230,000              7,878         .06
Textiles & Apparel - 0.71%
NIKE, Inc. Class B                                                                         2,000,000             81,125         .64
Nine West Group Inc. (1)                                                                     300,000              4,669         .04
Fruit of the Loom, Inc. (1)                                                                  280,000              3,867         .03
Metals: Steel- 0.46%
Allegheny Teledyne Inc.                                                                    2,850,000             58,247         .46
Real Estate - 0.35%
Meditrust Corp.                                                                            1,375,000             20,625         .16
AMB Property Corp.                                                                           720,000             15,840         .12
CCA Prison Realty Trust                                                                      400,000              8,200         .07
Wholesale & International Trade- 0.35%
Tech Data Corp.(1)                                                                         1,100,000             44,275         .35
Appliances & Household Durables- 0.11%
Newell Co. 5.25%  convertible preferred 2027                                                 254,000             13,399         .11
Transportation: Rail & Road- 0.09%
Union Pacific Corp. 6.25% convertible preferred 2028 (2)                                     260,000             11,895         .09
Miscellaneous Materials & Commodities- 0.04%
Owens-Illinois, Inc. 4.75% convertible preferred 2049                                        120,000              5,100         .04
Miscellaneous- 3.33%
Other equity securities in initial period
 of acquisition                                                                                                 423,323        3.33
                                                                                                           ----------- -----------
TOTAL EQUITY SECURITIES (cost: $9,096,868,000)                                                               11,865,296       93.33
                                                                                                           ----------- -----------



                                                                                         PRINCIPAL
                                                                                             AMOUNT
Bonds & Notes                                                                                 (OOO)
--------------------------------------------------------                                 ----------         ---------- -----------
Industrials - 1.21%
Adelphia Communications Corp.
   10.50% 2004                                                                               $25,000            $27,375
   9.875% 2007                                                                               10,000              11,062         .38
   Series B, 9.25% 2002                                                                      10,000              10,550
Ziff-Davis Inc. 8.50% 2008                                                                   35,000              34,125         .27
Falcon Holding Group, LP 8.375% 2010                                                         20,000              20,100         .16
Fox Family Worldwide, Inc. 9.25% 2007                                                        17,500              17,325         .14
Cablevision Systems Corp. 9.875% 2013                                                        14,000              15,610         .12
Fox/Liberty Networks, LLC 8.875% 2007                                                        10,000              10,200         .08
Time Warner Inc. 10.15% 2012                                                                  6,000               8,061         .06
Federal Agency Obligations- 0.28%
Federal Farm Credit Bank 5.32% 1999                                                          35,000              35,000         .28
Transportation- 0.12%
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 (3)                                       11,500              14,536         .12
                                                                                                            ----------  ----------
TOTAL BONDS & NOTES (cost: $193,575,000)                                                                        203,944        1.61
                                                                                                            ----------  ----------
Short-Term Securities
----------------------------------------------------
CORPORATE SHORT-TERM NOTES- 4.18%
Ford Motor Credit Co. 5.14%-5.18% due 1/8-2/1/1999                                           $65,800            $65,575        .52%
Lucent Technologies Inc. 5.05%-5.22% due 1/11-2/5/1999                                        54,900             54,698         .43
General Motors Acceptance Corp. 5.10% due 1/6/1999                                            50,000             49,957         .39
IBM Credit Corp. 5.05% due 1/7/1999                                                           50,000             49,950         .39
Johnson & Johnson 5.05% due 2/3/1999 (2)                                                      46,700             46,474         .37
Eastman Kodak Co. 5.07%-5.11% due 1/20-2/9/1999                                               45,400             45,179         .35
Procter & Gamble Co. 4.90%-5.25% due 1/15-1/25/1999                                           38,000             37,868         .30
E.I. du Pont de Nemours and Co. 4.98%-5.20% due 1/13-2/5/1999                                 37,000             36,910         .29
BellSouth Telecommunications, Inc. 5.02%-5.15% due 1/26-2/5/1999                              35,950             35,802         .28
Motorola, Inc. 5.03%-5.08% due 1/28-3/23/1999                                                 34,520             34,278         .27
Associates First Capital Corp. 5.125%-5.34% due 1/4-1/6/1999                                  32,400             32,372         .25
National Rural Utilities Cooperative Finance Corp.
 5.00% due 1/12/1999                                                                          30,000             29,949         .24
Commerical Credit Co. 5.15%-5.22% due 1/14-2/5/1999                                           24,400             24,320         .19
Walt Disney Co. 4.96% due 1/14/1999                                                           20,000             19,960         .16
American General Finance Corp. 5.05% due 1/5/1999                                             13,000             12,991         .10
Monsanto Co. 5.08% due 2/4/1999 (2)                                                           10,400             10,348         .08
Monsanto Co. 5.10% due 2/5/1999                                                               10,000              9,949         .08
Federal Short-Term Obligations-0.21%
Freddie Mac 5.00% due 3/29/1999                                                               27,500             27,173         .21
                                                                                                            ----------  ----------
TOTAL SHORT-TERM SECURITIES (cost: $623,755,000)                                                                623,753        4.90
                                                                                                            ----------  ----------
TOTAL INVESTMENT SECURITIES (cost: $9,914,198,000)                                                           12,692,993       99.84
Excess of cash and receivables over payables                                                                     19,918         .16
                                                                                                            ----------  ----------
NET ASSETS                                                                                                  $12,712,911     100.00%
                                                                                                            ==========    ========


(1) Non-income-producing securities.

(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(3) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

ADR = American Deposit Receipts

See Notes to Financial Statements


EQUITY SECURITIES ADDED
 SINCE JUNE 30, 1998

American Homes Products
AutoZone
BankAmerica
Bayer AG
Canadian Pacific
Citigroup
Colgate-Palmolive
Compaq Computer
Dillard's
Dole Food
EXEL
Federal-Mogul
Fox Entertainment Group
Gateway 2000
General Mills
Gillette
GTECH Holdings
Hasbro
Honda Motor
International Flavors & Fragrances
Kellogg
Kimberly-Clark
Koninklijke Ahold
MGIC Investments
Nabisco
Northern Telecom
Owens-Illinois
Sunoco
Telecomunicacoes Brasileiras
Telefonaktiebolaget LM Ericsson
Washington Mutual Savings Bank


EQUITY SECURITIES ELIMINATED
 SINCE JUNE 30, 1998

Bay Networks
Boston Scientific
Bristish Telecommunications
Bristol-Myers Squibb
Cummings Engine
Data General
Deltic Timber
Deluxe
Dura Pharmaceuticals
Ecolab
Elf Aquitaine
Enron
Ford Motor
General Re
Goodyear Tire & Rubber
Halliburton
Hilton Hotels
IKON Office Solutions
Loews
Mellon Bank
Mercantile Stores
Merck & Co.
Mobil
Nordstrom
Norwest
Philips Electronics
PNC Bank
Potash
Reuters Group
Shared Medical Systems
Shohkoh Fund
Tektronix
Toronto-Dominion Bank
TOTAL
UNOVA
Waste Management Technologies


Fundamental Investors, Inc.
Financial Statements
Statement of Assets and Liabilities             (dollars in      thousands)
at December 31, 1998

----------------------------------------       ------------    ------------
Assets:
Investment securities at market
 (cost: $9,914,198)                                             $12,692,993
Cash                                                                    661
Receivables for-
 Sales of investments                              $ 28,044
 Sales of fund's shares                              20,382
 Dividends and interest                              15,856          64,282
                                               ------------    ------------
                                                                 12,757,936
Liabilities:
Payables for-
 Purchases of investments                            19,629
 Repurchases of fund's shares                        19,228
 Management services                                  2,977
 Other expenses                                       3,191          45,025
                                               ------------    ------------
Net Assets at December 31, 1998-
 Equivalent to $28.92 per share on
 439,574,020 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                              $12,712,911
                                                               ============
Statement of Operations
for the year ended December 31, 1998            (dollars in      thousands)
                                               ------------    ------------
Investment Income:
Income:
 Dividends                                        $ 181,436
 Interest                                            64,244       $ 245,680
                                               ------------
Expenses:
 Management services fee                             33,742
 Distribution expenses                               26,855
 Transfer agent fee                                   8,550
 Reports to shareholders                                273
 Registration statement and prospectus                1,219
 Postage, stationery and supplies                     2,367
 Directors' fees                                        164
 Auditing and legal fees                                 55
 Custodian fee                                          444
 Taxes other than federal income tax                      1
 Other expenses                                          94          73,764
                                               ------------    ------------
Net investment income                                               171,916
                                                               ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                 1,319,973
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                2,486,223
 End of year                                      2,778,798
  Net gain and unrealized appreciation         ------------
   on investments                                                   292,575
 Net realized gain and unrealized                              ------------
  appreciation on investments                                     1,612,548
Net Increase in Net Assets Resulting                           ------------
 from Operations                                                 $1,784,464
                                                               ============

Statement of Changes in Net Assets              (dollars in      thousands)
----------------------------------------      -------------   -------------

                                                 Year Ended     December 31
                                                       1998            1997
Operations:                                   -------------   -------------
Net investment income                           $   171,916    $    138,079
Net realized gain on investments                  1,319,973         994,082
Net unrealized appreciation
 on investments                                     292,575         905,436
                                              -------------   -------------
 Net increase in net assets
  resulting from operations                       1,784,464       2,037,597
                                              -------------   -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income               (159,781)       (135,717)
Distributions from net realized
 gain on investments                             (1,046,680)     (1,056,767)
                                              -------------   -------------
 Total dividends and distributions               (1,206,461)     (1,192,484)
                                              -------------   -------------
Capital Share Transactions:
Proceeds from shares sold:
 74,101,353 and 85,048,442
 shares, respectively                             2,164,869       2,340,020
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 39,927,149 and 41,671,055 shares,
 respectively                                     1,142,562       1,123,929
Cost of shares repurchased:
 56,364,713 and 36,786,737
 shares, respectively                            (1,637,083)     (1,009,875)
 Net increase in net assets resulting         -------------   -------------
  from capital share transactions                 1,670,348       2,454,074
                                              -------------   -------------
Total Increase in Net Assets                      2,248,351       3,299,187

Net Assets:
Beginning of year                                10,464,560       7,165,373

End of year (including undistributed          -------------   -------------
 net investment income:  $21,310 and
 $17,230, respectively)                         $12,712,911     $10,464,560
                                              =============    ============



See Notes to Financial Statements

FUNDAMENTAL INVESTORS, INC.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

 ORGANIZATION - Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION - It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,778,795,000, of which $3,217,323,000 related to appreciated securities and $438,528,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1998. Net gains related to non-U.S. currency transactions of $24,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $9,914,198,000 at December 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $33,742,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion. The Board of Directors has approved a new Investment Advisory and Service Agreement, effective September 1, 1998, under which the Investment Adviser receives the lower of the current Agreement or the new Agreement which provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of the fund's average net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.27% of such assets in excess of $5 billion but not exceeding $8 billion, 0.258% of such assets in excess of $8 billion but not exceeding $13 billion; and 0.252% of such assets exceeding $13 billion. The latter fee provides for lower fees when net assets exceed $8 billion. Beginning June 1, 1998, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement. As a result, the amount waived was $185,000.

 DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for selling and servicing efforts. During the year ended December 31, 1998, distribution expenses under the Plan were $26,855,000. As of December 31, 1998, accrued and unpaid distribution expenses were $2,627,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,753,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEES - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,550,000.

 DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1998, aggregate amounts deferred and earnings thereon were $537,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

  The fund made purchases and sales of investment securities, excluding short-term securities, of $6,541,162,000 and $5,776,781,000, respectively, during the year ended December 31, 1998.

  As of December 31, 1998, accumulated undistributed net realized gain on investments was $259,314,000 and additional paid-in capital was $9,213,915,000. The fund reclassified $55,000 from undistributed net realized gain to undistributed net investment income, and $8,110,000 and $56,867,000 from undistributed net investment income and undistributed net realized gain, respectively, to additional paid-in capital for the year ended December 31, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $444,000 includes $52,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1998, such non-U.S. taxes were $4,497,000. Net realized currency gains on dividends, interest, and withholding taxes reclaimable, on a book basis, were $55,000 for the year ended December 31, 1998.

Per-Share Data and Ratios
                                                   Year ended  December 31
                                                        1998           1997       1996        1995      1994     1993

Net Asset Value, Beginning of Year                     $27.40       $24.54     $22.29      $17.50    $18.15    $17.52
                                                 ------------ ------------ ----------  ---------- --------- ---------
 Income From Investment Operations:
  Net investment income                                  $.42         $.41       $.41        $.41      $.42      $.44
  Net gains (losses) on securities (both
   realized and unrealized)                             $4.09        $6.00      $4.00       $5.46     ($.18)    $2.65
                                                 ------------ ------------ ----------  ---------- --------- ---------
   Total income from operations                          4.51         6.41       4.41        5.87       .24      3.09
                                                  -----------  -----------  --------- ----------- --------- ---------
 Less Distributions:
  Dividends (from net investment income)                 (.40)        (.42)      (.40)       (.40)     (.44)     (.43)
  Distributions (from capital gains)                    (2.59)       (3.13)     (1.76)       (.68)     (.45)    (2.03)
                                                  -----------  -----------  --------- ----------- --------- ---------
   Total distributions                                  (2.99)       (3.55)     (2.16)      (1.08)     (.89)    (2.46)
                                                  -----------  -----------  ---------  ---------- --------- ---------
Net Asset Value, End of Year                           $28.92       $27.40     $24.54      $22.29    $17.50    $18.15
                                                   ==========   ==========   ========    ========   =======   =======

Total Return (1)                                        16.72%       26.67%     19.99%      34.21%     1.33%    18.16%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                $12,713      $10,465     $7,165      $4,754    $2,611    $1,979
 Ratio of expenses to average net assets                 0.63%        0.63%      0.66%       0.70%     0.68%     0.65%
 Ratio of net income to average net assets               1.47%        1.54%      1.78%       2.08%     2.45%     2.43%
 Portfolio turnover rate                                52.57%       45.09%     39.07%      25.47%    23.02%    29.22%




(1)  Excludes maximum sales charge of 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc.("the Fund"), including the investment portfolio, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors,Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California

January 29, 1999

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                            Dividends and Distributions
                                            per Share

To                   Payment Date           From Net        From Net Realized
Shareholders                                Investment      Long-term Gains
of Record                                   Income

February 13, 1998    February 17, 1998      $0.10           $0.11

May 22, 1998         May 26, 1998           0.10            -

August 14, 1998      August 17, 1998        0.10            -

December 23, 1998    December 24, 1998      0.10            2.48


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 90% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 5% of the dividends paid by the fund from net investment income were derived from interest on direct Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.